Exhibit 99.1

FOR IMMEDIATE RELEASE
CONTACT:

(Investor Relations)	(Corporate Press)
Henry A. Diamond	Alan Lewis
Senior Vice President	Vice President
Investor Relations & Corporate Communications	Corporate Communications & Public Affairs
Take-Two Interactive Software, Inc.	Take-Two Interactive Software, Inc.
(646) 536-3005	(646) 536-2983
Henry.Diamond@take2games.com	Alan.Lewis@take2games.com

Take-Two Interactive Software, Inc. Reports Financial Results for Third Quarter Fiscal 2011

Net Revenue was $334.3 Million

Non-GAAP Income from Continuing Operations per Diluted Share was $0.52

Company Increases Financial Guidance for Fiscal 2011

New York, NY — February 8, 2011 — Take-Two Interactive Software, Inc. (NASDAQ:TTWO) today announced financial results for its fiscal third quarter ended December 31, 2010.  In addition, the Company increased its financial guidance for the fiscal year 2011.  As previously announced, the Company has changed its fiscal year-end from October 31 to March 31 and all results are now reported in accordance with this change.

For the third quarter ended December 31, 2010, net revenue was $334.3 million, as compared to $360.4 million for the year-ago period.  GAAP income from continuing operations was $40.8 million, or $0.45 per diluted share, as compared to $39.4 million, or $0.44 per diluted share, for the year-ago period.  Non-GAAP income from continuing operations was $49.5 million, or $0.52 per diluted share, as compared to $49.2 million, or $0.53 per diluted share, for the year-ago period.  Non-GAAP income from continuing operations excludes certain non-cash and non-operational gains and losses identified on the attached reconciliation of GAAP and Non-GAAP measures.

The strongest contributors to net revenue and profitability in the third quarter this year included NBA® 2K11, Red Dead Redemption, Red Dead Redemption: Undead Nightmare (standalone disc), Grand Theft Auto IV: Complete, Borderlands™ Game of the Year and Sid Meier’s Civilization® V.  Catalog titles that contributed to the strength in the recent period were led by the Grand Theft Auto franchise.  Digitally delivered content also continued to be an important component of Take-Two’s sales, particularly driven by strong sales of offerings for Red Dead Redemption, Borderlands and Sid Meier’s Civilization V.

For the nine-months ended December 31, 2010, net revenue increased 80% year-over-year to $954.6 million.  GAAP income from continuing operations increased to $76.2 million, or $0.88 per diluted share, as compared to a loss of ($98.4) million, or ($1.27) per share, for the year-ago period.  Non-GAAP income from continuing operations increased to $108.8 million, or $1.15 per diluted share, as compared to a loss of ($67.5) million, or ($0.87) per share, for the year-ago period.

Management Comments

Strauss Zelnick, Chairman and Chief Executive Officer of Take-Two, commented, “Strong holiday sales enabled Take-Two to continue to deliver better-than-expected revenue and earnings in the third quarter.  Our results year-to-date clearly demonstrate the Company’s ability to translate its world-class creative resources and diverse portfolio of triple-A franchises into meaningful profits.

“Looking ahead to the balance of the year and fiscal 2012, I have never been more enthusiastic about our diverse line-up of upcoming releases.  From unique, groundbreaking new titles such as L.A. Noire, to the long anticipated return of Duke Nukem, the interactive entertainment industry’s most irreverent hero, we will deliver a broad array of entertainment experiences that promise to delight audiences around the world.

“In addition to producing triple-A titles focused on the traditional console market, we are also actively pursuing opportunities to grow our revenues by leveraging the strength of our brands in emerging markets and across new platforms and distribution channels.  These include opportunities in Asia and Latin America, evolving downloadable content models and online multiplayer experiences.”

Product Highlights

Since October 1, 2010:

•                  Rockstar Games released Red Dead Redemption: Undead Nightmare as both a standalone disc and DLC.

•                  Rockstar Games’ Red Dead Redemption has sold-in over 8 million units worldwide since launching in May 2010.

•                  Rockstar Games announced that it plans to release L.A. Noire on May 17, 2011 in North America and May 20, 2011 in Europe.

•                  2K Sports launched NBA 2K11, which to date has sold-in nearly 4 million units worldwide and received the highest scores in the history of the franchise (89 — Metacritic.com).

•                  2K Sports signed pitcher Roy Halladay of the Philadelphia Phillies as the cover athlete for Major League Baseball 2K11, which is planned to launch on March 8, 2011. The label is supporting the launch of the title with the Major League Baseball 2K11 Challenge that will award $1 million to the first person to pitch a perfect game using the latest installment of the popular franchise during the contest period.

•                  2K Sports announced that it plans to release Top Spin 4 on March 15, 2011.

•                  2K Games announced that it plans to release Duke Nukem Forever® on May 3, 2011 in North America and on May 6, 2011 internationally.

•                  2K Games announced that it plans to release The Darkness™ II in fall 2011.

•                  2K Play released Nickelodeon Fit, the Company’s first fitness title for children featuring the television network’s popular characters, exclusively for the Wii™ system.

•                  2K Play announced that it plans to release Carnival Games®: Monkey See, Monkey Do™ for Kinect for Xbox 360 in April 2011. The Carnival Games franchise has sold more than 7 million units worldwide and the title marks the Company’s first offering for Microsoft’s new interactive entertainment hardware.

Financial Guidance

Based on its strong results year-to-date and outlook for the remainder of the fiscal year, Take-Two has increased its financial guidance for both the fourth quarter and full year of fiscal 2011.  The Company’s updated financial guidance is as follows:

	Fourth Quarter ending 3/31/2011	Fiscal Year ending 3/31/2011

Revenue	$130 to $150 Million	$1.08 to $1.10 Billion

Non-GAAP earnings per share	($0.45) to ($0.40)	$0.80 to $0.85

Stock-based compensation expense per share (a)	$0.06	$0.29

Non-cash interest expense related to convertible debt	$0.02	$0.07

Business restructuring costs and expenses related to unusual legal matters	$0.00	$0.05

Non-cash tax expense	$0.01	$0.02

(a)          The Company’s stock-based compensation expense for the periods above includes the cost of approximately 1.5 million shares previously issued to ZelnickMedia that are subject to variable accounting.  Actual expense to be recorded in connection with these shares is dependent upon several factors, including future changes in Take-Two’s stock price.

Key assumptions and dependencies underlying the Company’s guidance include continued consumer acceptance of the Xbox 360, PlayStation 3 and Wii; the ability to develop and publish products that capture market share for these current generation systems while continuing to leverage opportunities on certain prior generation platforms; the timely delivery of the titles detailed in this release; and stable foreign exchange rates.

Product Releases

The following titles released during the fiscal third quarter of 2011:

Title	Platform
Borderlands™ Game of the Year	Xbox 360, PS3, PC
Dora’s Big Birthday Adventure	Wii, PS2
Dora’s Cooking Club	DS
Grand Theft Auto IV: Complete	Xbox 360, PS3
Grand Theft Auto Trilogy	Mac
Mafia® II: Joe’s Adventures (DLC)	Xbox 360, PS3, PC
Mega Bloks: Diego’s Build and Rescue	DS
NBA® 2K11	Xbox 360, PS3, PS2, PSP, Wii, PC
Nickelodeon® Fit	Wii
Red Dead Redemption: Undead Nightmare (standalone disc)	Xbox 360, PS3
Red Dead Redemption: Undead Nightmare Pack (DLC)	Xbox 360, PS3
Sid Meier’s Civilization V: Babylonian Civilization Pack (DLC)	PC
Sid Meier’s Civilization V: Mongols and Scenario Pack (DLC)	PC
Sid Meier’s Civilization V: The Double Civilization and Scenario Pack: Spain and Inca (DLC)	PC

Take-Two’s lineup of future titles announced to date includes:

Title	Platforms	Planned For Release
Major League Baseball 2K11	Xbox 360, PS3, PS2, PSP, Wii, DS, PC	March 8, 2011
Top Spin 4	Xbox 360, PS3, Wii	March 15, 2011
Carnival Games®: Monkey See, Monkey Do™	Kinect for Xbox 360	April 2011
Duke Nukem Forever	Xbox 360, PS3, PC	May 3, 2011*
L.A. Noire	Xbox 360, PS3	May 17, 2011*
The Darkness II	Xbox 360, PS3, PC	Fall 2011
Spec Ops: The Line	Xbox 360, PS3, PC	Fiscal Year 2012
XCOM	Xbox 360, PC	Fiscal Year 2012
BioShock® Infinite	Xbox 360, PS3, PC	Calendar Year 2012

*North American release date; international release follows three days after.

Conference Call

Take-Two will host a conference call today at 4:30 p.m. Eastern Time to review these results and discuss other topics.  The call can be accessed by dialing (877) 407-0984 or (201) 689-8577.  A live listen-only webcast of the call will be available by visiting http://ir.take2games.com and a replay will be available following the call at the same location.

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses Non-GAAP measures of financial performance that exclude certain non-recurring or non-cash items.  Non-GAAP gross profit, income (loss) and earnings (loss) per share are measures that exclude certain non-recurring or non-cash items and should be considered in addition to results prepared in accordance with GAAP.  They are not intended to be considered in isolation from, as a substitute for, or superior to, GAAP results.  These Non-GAAP financial measures may be different from similarly titled measures used by other companies.

The Company believes that these Non-GAAP financial measures, when taken into consideration with the corresponding GAAP financial measures, are important in gaining an understanding of the Company’s ongoing business. These Non-GAAP financial measures also provide for comparative results from period to period.  Therefore, the Company believes it is appropriate to exclude certain items as follows:

•                  Stock-based compensation — the Company does not consider stock-based compensation charges when evaluating business performance and management does not contemplate stock-based compensation expense in its short- and long-term operating plans.

•                  Business reorganization, restructuring and related expenses — the Company does not engage in reorganization activities on a regular basis and therefore believes it is appropriate to exclude business reorganization, restructuring and related expenses from its Non-GAAP financial measures.

•                  Gain (loss) on sale of subsidiaries and income (loss) from discontinued operations — the Company does not engage in sales of subsidiaries on a regular basis and therefore believes it is appropriate to exclude such gains (losses) from its Non-GAAP financial measures. As the company is no longer active in its discontinued operations, it believes it is appropriate to exclude income (losses) thereon from its Non-GAAP financial measures.

•                  Professional fees and expenses associated with unusual legal and other matters — the Company has incurred expenses for professional fees and has accrued for legal settlements that are outside its ordinary course of business. As a result, the Company has excluded such expenses from its Non-GAAP financial measures.

•                  Non-cash interest expense related to convertible debt — The Company records non-cash interest expense on its convertible notes in addition to the interest expense already recorded for coupon payments. The Company excludes the non-cash portion of the interest expense from its Non-GAAP financial measures because these amounts are unrelated to its ongoing business operations.

•                  Non-cash tax expense for the impact of deferred tax liabilities associated with tax deductible amortization of goodwill and the impact of the cancellation of stock options — due to the nature of the adjustment as well as the expectation that it will not have any cash impact in the foreseeable future, the Company believes it is appropriate to exclude this expense from its Non-GAAP financial measures.

EBITDA and Adjusted EBITDA

Earnings (loss) before interest, taxes, depreciation and amortization (“EBITDA”) is a financial measure not calculated and presented in accordance with U.S. GAAP.  Management uses EBITDA adjusted for business reorganization and related expenses (“Adjusted EBITDA”), among other measures, in evaluating the performance of the Company’s business units.  Adjusted EBITDA is also a significant component of the Company’s incentive compensation plans. Adjusted EBITDA should not be considered in isolation from, or as a substitute for, net income/(loss) prepared in accordance with GAAP.

Reclassifications

Certain prior year amounts have been reclassified to conform to current year presentation.

About Take-Two Interactive Software

Headquartered in New York City, Take-Two Interactive Software, Inc. is a global developer, marketer and publisher of interactive entertainment software games for the PC, PlayStation®3 and PlayStation®2 computer entertainment systems, PSP® (PlayStation®Portable) system, Xbox 360® video game and entertainment system from Microsoft, Wii™, Nintendo DS™, iPhone®, iPod® touch and iPad™. The Company publishes and develops products through its wholly owned labels Rockstar Games and 2K, which publishes its titles under 2K Games, 2K Sports and 2K Play. The Company’s common stock is publicly traded on NASDAQ under the symbol TTWO. For more corporate and product information please visit our website at www.take2games.com.

All trademarks and copyrights contained herein are the property of their respective holders.

Cautionary Note Regarding Forward-Looking Statements

The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: our dependence on key management and product development personnel, our dependence on our Grand Theft Auto products and our ability to develop other hit titles for current generation platforms, the timely release and significant market acceptance of our games, the ability to maintain acceptable pricing levels on our games, our ability to raise capital if needed and risks associated with international operations. Other important factors and information are contained in the Company’s Transition Report on Form 10-KT for the five month transition period ended March 31, 2010, in the section entitled “Risk Factors,” and the Company’s other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

#  #  #

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

	Three months ended December 31,		Nine months ended December 31,
	2010	2009	2010	2009

Net revenue	$334,259	$360,364	$954,621	$529,724

Cost of goods sold:
Product costs	98,067	97,360	266,170	174,255
Software development costs and royalties	40,276	61,721	148,906	95,196
Internal royalties	22,001	29,400	105,266	30,917
Licenses	28,306	15,257	48,996	44,124
Total cost of goods sold	188,650	203,738	569,338	344,492

Gross profit	145,609	156,626	385,283	185,232

Selling and marketing	47,861	61,966	144,268	114,449
General and administrative	27,492	30,395	80,314	91,457
Research and development	18,073	15,663	52,328	43,559
Depreciation and amortization	3,501	4,140	11,271	12,591
Total operating expenses	96,927	112,164	288,181	262,056
Income (loss) from operations	48,682	44,462	97,102	(76,824)
Interest and other, net	(4,013)	(3,631)	(10,395)	(10,243)
Income (loss) from continuing operations before income taxes	44,669	40,831	86,707	(87,067)
Provision for income taxes	3,849	1,481	10,487	11,309
Income (loss) from continuing operations	40,820	39,350	76,220	(98,376)
Income (loss) from discontinued operations, net of taxes	39	(1,430)	(5,708)	(14,775)
Net income (loss)	$40,859	$37,920	$70,512	$(113,151)

Earnings (loss) per share:
Continuing operations	$0.47	$0.47	$0.89	$(1.27)
Discontinued operations	0.00	(0.02)	(0.07)	(0.19)
Basic earnings (loss) per share	$0.47	$0.45	$0.82	$(1.46)

Continuing operations	$0.45	$0.44	$0.88	$(1.27)
Discontinued operations	0.00	(0.01)	(0.06)	(0.19)
Diluted earnings (loss) per share (1)	$0.45	$0.43	$0.82	$(1.46)

Weighted average shares outstanding: (2)
Basic	86,321	83,517	85,783	77,562
Diluted	99,260	96,460	98,721	77,562

(1)          For the three and nine months ended December 31, 2010 and three months ended December 31, 2009, diluted EPS has been calculated using the “if-converted” method as a result of the Convertible Senior Notes (“Convertible Notes”) issued in June 2009, for which diluted net income has been adjusted by $3,552, $10,446 and $3,325 respectively, related to interest and debt issuance costs, net of tax. The shares used for computing includes 12,927 shares related to the potential dilution from the Convertible Notes. The “if-converted” method was not used for the other periods presented as the assumed conversion would have been anti-dilutive.

(2)          Basic and diluted include participating shares of 5,578, 5,824 and 5,338 for the three and nine months ended December 31, 2010 and three months ended December 31, 2009, respectively.

	Three months ended December 31,		Nine months ended December 31,
	2010	2009	2010	2009
OTHER INFORMATION
Geographic revenue mix
North America	68%	67%	59%	65%
International	32%	33%	41%	35%

Platform revenue mix
Microsoft Xbox 360	38%	45%	39%	40%
Sony PlayStation 3	37%	18%	40%	16%
PC	9%	8%	10%	10%
Nintendo Wii	8%	16%	5%	16%
Sony PSP	2%	5%	2%	6%
Sony PlayStation 2	2%	2%	2%	5%
Nintendo DS	4%	6%	2%	7%

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	December 31,	March 31,
	2010	2010
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$297,118	$145,838
Accounts receivable, net of allowances of $64,157 and $72,535 at December 31, 2010 and March 31, 2010, respectively	83,845	74,135
Inventory	28,592	24,479
Software development costs and licenses	154,763	114,608
Prepaid taxes and taxes receivable	8,468	8,654
Prepaid expenses and other	45,508	51,704
Assets of discontinued operations	—	7,182
Total current assets	618,294	426,600

Fixed assets, net	21,326	23,571
Software development costs and licenses, net of current portion	93,898	139,340
Goodwill	219,259	216,289
Other intangibles, net	19,142	22,729
Other assets	4,680	10,747
Total assets	$976,599	$839,276

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$48,852	$45,913
Accrued expenses and other current liabilities	167,498	134,449
Deferred revenue	10,412	11,944
Liabilities of discontinued operations	3,799	17,561
Total current liabilities	230,561	209,867

Long-term debt	105,305	99,865
Income taxes payable	9,466	7,980
Deferred income taxes, net	9,059	941
Liabilities of discontinued operations, net of current portion	3,118	—
Total liabilities	357,509	318,653
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value, 5,000 shares authorized	—	—
Common stock, $.01 par value, 150,000 shares authorized; 84,612 and 83,977 shares issued and outstanding at December 31, 2010 and March 31, 2010, respectively	846	840
Additional paid-in capital	698,554	674,477
Accumulated deficit	(80,469)	(150,981)
Accumulated other comprehensive income (loss)	159	(3,713)
Total stockholders’ equity	619,090	520,623
Total liabilities and stockholders’ equity	$976,599	$839,276

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(in thousands)

	Nine months ended December 31,
	2010	2009

Operating activities:
Net income (loss)	$70,512	$(113,151)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization and impairment of software development costs and licenses	123,345	68,323
Depreciation and amortization	11,271	12,591
Loss from discontinued operations	5,708	14,775
Amortization and impairment of intellectual property	2,796	89
Stock-based compensation	23,630	20,931
Deferred income taxes	1,491	8,503
Amortization of discount on Convertible Notes	5,440	3,758
Amortization of debt issuance costs	939	823
Other, net	(525)	769
Changes in assets and liabilities, net of effect from purchases of businesses:
Accounts receivable	(9,710)	(27,418)
Inventory	(4,113)	5,034
Software development costs and licenses	(118,961)	(133,147)
Prepaid expenses, other current and other non-current assets	11,987	(11,035)
Deferred revenue	(1,532)	(17,397)
Accounts payable, accrued expenses, income taxes payable and other liabilities	42,063	25,917
Net cash used in discontinued operations	(9,170)	(22,256)
Net cash provided by (used in) operating activities	155,171	(162,891)

Investing activities:
Purchase of fixed assets	(8,246)	(9,578)
Cash received from sale of business	3,075	—
Payments in connection with business combinations, net of cash acquired	(1,000)	(5,813)
Net cash used in investing activities	(6,171)	(15,391)

Financing activities:
Proceeds from exercise of employee stock options	104	18
Net payments on line of credit	—	(70,000)
Proceeds from issuance of Convertible Notes	—	138,000
Purchase of convertible note hedges	—	(43,592)
Issuance of warrants to purchase common stock	—	26,342
Payment of debt issuance costs	—	(4,984)
Net cash provided by financing activities	104	45,784

Effects of exchange rates on cash and cash equivalents	2,176	6,303

Net increase (decrease) in cash and cash equivalents	151,280	(126,195)
Cash and cash equivalents, beginning of year	145,838	204,138
Cash and cash equivalents, end of period	$297,118	$77,943

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

Non-GAAP CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Three months		Professional				Non-GAAP three
	ended December 31,	Discontinued	fees and	Stock-based	Non-cash	Non-cash	months ended December 31,
	2010	operations	legal matters	compensation	interest expense	tax expense	2010

Net revenue	$334,259	$—	$—	$—	$—	$—	$334,259

Cost of goods sold:
Product costs	98,067	—	—	—	—	—	98,067
Software development costs and royalties	40,276	—	—	(1,793)	—	—	38,483
Internal royalties	22,001	—	—	—	—	—	22,001
Licenses	28,306	—	—	—	—	—	28,306
Total cost of goods sold	188,650	—	—	(1,793)	—	—	186,857

Gross profit	145,609	—	—	1,793	—	—	147,402

Selling and marketing	47,861	—	—	(1,141)	—	—	46,720
General and administrative	27,492	—	(423)	(1,982)	—	—	25,087
Research and development	18,073	—	—	(1,000)	—	—	17,073
Depreciation and amortization	3,501	—	—	—	—	—	3,501
Total operating expenses	96,927	—	(423)	(4,123)	—	—	92,381
Income (loss) from operations	48,682	—	423	5,916	—	—	55,021
Interest and other, net	(4,013)	—	—	—	1,872	—	(2,141)
Income (loss) from continuing operations before income taxes	44,669	—	423	5,916	1,872	—	52,880
Provision for income taxes	3,849	—	—	—	—	(472)	3,377
Income (loss) from continuing operations	40,820	—	423	5,916	1,872	472	49,503
Income (loss) from discontinued operations, net of taxes	39	(39)	—	—	—	—	—
Net income (loss)	$40,859	$(39)	$423	$5,916	$1,872	$472	$49,503

Earnings (loss) per share:*
Basic earnings (loss) per share	$0.47	$0.00	$0.00	$0.07	$0.02	$0.01	$0.57

Diluted earnings (loss) per share (1)	$0.45	$0.00	$0.00	$0.06	$0.02	$0.00	$0.52

Weighted average shares outstanding (2)
Basic	86,321	86,321	86,321	86,321	86,321	86,321	86,321
Diluted	99,260	99,260	99,260	99,260	99,260	99,260	99,260

EBITDA:
Income (loss) from continuing operations before income taxes	$44,669						$52,880
Interest	3,711						1,839
Depreciation and amortization	3,501						3,501
EBITDA	$51,881						$58,220

*Earnings (loss) per share (“EPS”) may not add due to rounding

(1) For the three months ended December 31, 2010, diluted EPS has been calculated using the “if-converted” method as a result of the Convertible Senior Notes (“Convertible Notes”) issued in June 2009.

Non-GAAP net income used for computing non-GAAP diluted EPS has been adjusted by $1,680 and GAAP net income used for computing GAAP diluted EPS has been adjusted by $3,552 related to interest and debt issuance costs, net of tax. The shares used for computing includes 12,927 shares related to the potential dilution from the Convertible Notes.

(2) Basic and diluted include participating shares of 5,578.

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

Non-GAAP CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Three months		Professional				Non-GAAP three
	ended December 31,	Discontinued	fees and	Stock-based	Non-cash	Non-cash	months ended December 31,
	2009	operations	legal matters	compensation	interest expense	tax expense	2009

Net revenue	$360,364	$—	$—	$—	$—	$—	$360,364

Cost of goods sold:
Product costs	97,360	—	—	—	—	—	97,360
Software development costs and royalties	61,721	—	—	(3,541)	—	—	58,180
Internal royalties	29,400	—	—	—	—	—	29,400
Licenses	15,257	—	—	—	—	—	15,257
Total cost of goods sold	203,738	—	—	(3,541)	—	—	200,197

Gross profit	156,626	—	—	3,541	—	—	160,167

Selling and marketing	61,966	—	—	(576)	—	—	61,390
General and administrative	30,395	—	442	(2,808)	—	—	28,029
Research and development	15,663	—	—	(1,217)	—	—	14,446
Depreciation and amortization	4,140	—	—	—	—	—	4,140
Total operating expenses	112,164	—	442	(4,601)	—	—	108,005
Income (loss) from operations	44,462	—	(442)	8,142	—	—	52,162
Interest and other, net	(3,631)	—	—	—	1,645	—	(1,986)
Income (loss) from continuing operations before income taxes	40,831	—	(442)	8,142	1,645	—	50,176
Provision for income taxes	1,481	—	—	—	—	(486)	995
Income (loss) from continuing operations	39,350	—	(442)	8,142	1,645	486	49,181
Income (loss) from discontinued operations, net of taxes	(1,430)	1,430	—	—	—	—	—
Net income (loss)	$37,920	$1,430	$(442)	$8,142	$1,645	$486	$49,181

Earnings (loss) per share:*
Basic earnings (loss) per share	$0.45	$0.02	$(0.01)	$0.10	$0.02	$0.01	$0.59

Diluted earnings (loss) per share (1)	$0.43	$0.01	$0.00	$0.08	$0.02	$0.01	$0.53

Weighted average shares outstanding (2)
Basic	83,517	83,517	83,517	83,517	83,517	83,517	83,517
Diluted	96,460	96,460	96,460	96,460	96,460	96,460	96,460

EBITDA:
Income (loss) from continuing operations before income taxes	$40,831						$50,176
Interest	3,869						2,224
Depreciation and amortization	4,140						4,140
EBITDA	$48,840						$56,540

*Earnings (loss) per share may not add due to rounding

(1) For the three months ended December 31, 2009, diluted EPS has been calculated using the “if-converted” method as a result of the Convertible Senior Notes (“Convertible Notes”) issued in June 2009. Non-GAAP net income used for computing non-GAAP diluted EPS has been adjusted by $1,680 and GAAP net income used for computing GAAP diluted EPS has been adjusted by $3,325 related to interest and debt issuance costs, net of tax. The shares used for computing includes 12,927 shares related to the potential dilution from the Convertible Notes.

(2) Basic and diluted include participating shares of 5,338.

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

Non-GAAP CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Nine months		Professional				Business	Non-GAAP nine months
	ended December 31,	Discontinued	fees and	Stock-based	Non-cash	Non-cash	reorganization	ended December 31,
	2010	operations	legal matters	compensation	interest expense	tax expense	and related	2010

Net revenue	$954,621	$—	$—	$—	$—	$—	$—	$954,621

Cost of goods sold:
Product costs	266,170	—	—	—	—	—	—	266,170
Software development costs and royalties	148,906	—	—	(9,801)	—	—	—	139,105
Internal royalties	105,266	—	—	—	—	—	—	105,266
Licenses	48,996	—	—	—	—	—	—	48,996
Total cost of goods sold	569,338	—	—	(9,801)	—	—	—	559,537

Gross profit	385,283	—	—	9,801	—	—	—	395,084

Selling and marketing	144,268	—	—	(3,445)	—	—	(18)	140,805
General and administrative	80,314	—	(371)	(7,411)	—	—	(115)	72,417
Research and development	52,328	—	—	(2,973)	—	—	(1,580)	47,775
Depreciation and amortization	11,271	—	—	—	—	—	—	11,271
Total operating expenses	288,181	—	(371)	(13,829)	—	—	(1,713)	272,268
Income (loss) from operations	97,102	—	371	23,630	—	—	1,713	122,816
Interest and other, net	(10,395)	—	—	—	5,440	—	—	(4,955)
Income (loss) from continuing operations before income taxes	86,707	—	371	23,630	5,440	—	1,713	117,861
Provision for income taxes	10,487	—	—	—	—	(1,393)	—	9,094
Income (loss) from continuing operations	76,220	—	371	23,630	5,440	1,393	1,713	108,767
Income (loss) from discontinued operations, net of taxes	(5,708)	5,708	—	—	—	—	—	—
Net income (loss)	$70,512	$5,708	$371	$23,630	$5,440	$1,393	$1,713	$108,767

Earnings (loss) per share:*
Basic earnings (loss) per share	$0.82	$0.07	$0.00	$0.28	$0.06	$0.02	$0.02	$1.27

Diluted earnings (loss) per share (1)	$0.82	$0.06	$0.00	$0.24	$0.06	$0.01	$0.02	$1.15

Weighted average shares outstanding (2)
Basic	85,783	85,783	85,783	85,783	85,783	85,783	85,783	85,783
Diluted	98,721	98,721	98,721	98,721	98,721	98,721	98,721	98,721

EBITDA:
Income (loss) from continuing operations before income taxes	$86,707							$117,861
Interest	11,469							6,029
Depreciation and amortization	11,271							11,271
EBITDA	$109,447							$135,161
Add: Business reorganization and related	1,713							—
Adjusted EBITDA	$111,160							$135,161

*Earnings (loss) per share (“EPS”) may not add due to rounding

(1) For the nine months ended December 31, 2010, diluted EPS has been calculated using the “if-converted” method as a result of the Convertible Senior Notes (“Convertible Notes”) issued in June 2009. Non-GAAP net income used for computing non-GAAP diluted EPS has been adjusted by $5,006 and GAAP net income used for computing GAAP diluted EPS has been adjusted by $10,446 related to interest and debt issuance costs, net of tax. The shares used for computing includes 12,927 shares related to the potential dilution from the Convertible Notes.

(2) Basic and diluted include participating shares of 5,824.

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

Non-GAAP CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Nine months		Professional				Non-GAAP nine months
	ended December 31,	Discontinued	fees and	Stock-based	Non-cash	Non-cash	ended December 31,
	2009	operations	legal matters	compensation	interest expense	tax expense	2009

Net revenue	$529,724	$—	$—	$—	$—	$—	$529,724

Cost of goods sold:
Product costs	174,255	—	—	—	—	—	174,255
Software development costs and royalties	95,196	—	—	(5,237)	—	—	89,959
Internal royalties	30,917	—	—	—	—	—	30,917
Licenses	44,124	—	—	—	—	—	44,124
Total cost of goods sold	344,492	—	—	(5,237)	—	—	339,255

Gross profit	185,232	—	—	5,237	—	—	190,469

Selling and marketing	114,449	—	—	(2,205)	—	—	112,244
General and administrative	91,457	—	(1,430)	(10,785)	—	—	79,242
Research and development	43,559	—	—	(2,704)	—	—	40,855
Depreciation and amortization	12,591	—	—	—	—	—	12,591
Total operating expenses	262,056	—	(1,430)	(15,694)	—	—	244,932
Income (loss) from operations	(76,824)	—	1,430	20,931	—	—	(54,463)
Interest and other, net	(10,243)	—	—	—	3,758	—	(6,485)
Income (loss) from continuing operations before income taxes	(87,067)	—	1,430	20,931	3,758	—	(60,948)
Provision for income taxes	11,309	—	—	—	—	(4,805)	6,504
Income (loss) from continuing operations	(98,376)	—	1,430	20,931	3,758	4,805	(67,452)
Income (loss) from discontinued operations, net of taxes	(14,775)	14,775	—	—	—	—	—
Net income (loss)	$(113,151)	$14,775	$1,430	$20,931	$3,758	$4,805	$(67,452)

Earnings (loss) per share:*
Basic earnings (loss) per share	$(1.46)	$0.19	$0.02	$0.27	$0.05	$0.06	$(0.87)

Diluted earnings (loss) per share	$(1.46)	$0.19	$0.02	$0.27	$0.05	$0.06	$(0.87)

Weighted average shares outstanding
Basic	77,562	77,562	77,562	77,562	77,562	77,562	77,562
Diluted	77,562	77,562	77,562	77,562	77,562	77,562	77,562

EBITDA:
Income (loss) from continuing operations before income taxes	$(87,067)						$(60,948)
Interest	9,738						5,980
Depreciation and amortization	12,591						12,591
EBITDA	$(64,738)						$(42,377)

*Earnings (loss) per share may not add due to rounding